1 Becton Drive
Franklin Lakes, NJ 07417
www.bd.com

News Release

Contact:
Patricia A. Spinella, Investor Relations – 201-847-5453
Colleen T. White, Corporate Communications – 201-847-5369

BD ANNOUNCES RESULTS FOR FOURTH FISCAL QUARTER AND FULL YEAR

•	Reports record revenues for the quarter and year

•	Fourth-quarter earnings per share from continuing operations increased 15% to 98 cents

•	Full-year earnings per share from continuing operations, excluding specified items, increased 15% to $3.84

•	Expects full fiscal year 2008 earnings per share from continuing operations, excluding specified items, to increase 10%-12%

Franklin Lakes, NJ (November 1, 2007) – BD (Becton, Dickinson and Company) (NYSE: BDX) today reported record quarterly revenues of $1.651 billion for the fourth fiscal quarter ended September 30, 2007, representing an increase of 13 percent over the prior year period. This quarter’s growth rate reflects the favorable impact on all segments from foreign currency translation, which overall is estimated to account for 3 percentage points of the increase in quarterly revenues.

For the full fiscal year ended September 30, 2007, BD reported record revenues of $6.360 billion, representing an increase of 11 percent over the prior year, which reflects an overall estimated 3 percent favorable impact from foreign currency translation that affected all segments.

“We are pleased with our solid finish to another successful year during which BD exceeded its financial and operating goals,” said Edward J. Ludwig, Chairman, President and Chief Executive Officer. “Our performance was strong across all three segments. We continue to invest in innovation while delivering double-digit earnings growth. Strong cash flow driven by operating margin expansion enables us to return value to shareholders through dividend increases and share repurchases. We are enthusiastic about our outlook for fiscal 2008.”

Fourth Quarter Earnings and Analysis of Full Fiscal Year 2007 and 2006 Earnings

Reported diluted earnings per share from continuing operations of 98 cents for the fourth quarter increased by 15 percent over diluted earnings per share from continuing operations of 85 cents for the fourth fiscal quarter of 2006.

For the twelve-month period ending September 30, 2007, reported diluted earnings per share were $3.36. The following analysis (Table 1) of diluted earnings per share from continuing operations for the twelve-month periods ended September 30, 2007 and 2006 identifies specified items that affect the comparability of results between periods. As illustrated, diluted earnings per share from continuing operations, excluding specified items, of $3.84 for fiscal 2007 increased by 15 percent over diluted earnings per share from continuing operations, excluding specified items, of $3.34 for fiscal 2006.

(Table 1)	Twelve Months Ended
	September 30,
	FY2007	FY2006	% Change

Diluted EPS from Continuing Operations:	$3.36	$3.18	6%

Specified Items:
In-Process Research and Development Charge(1)	0.48	0.21
Insurance Settlement(2)	-	(0.04)
Rounding	-	(0.01)
	0.48	0.16
Diluted EPS from Continuing Operations
Excluding Specified Items:	$3.84	$3.34	15%

  (1) Represents the effect on diluted earnings per share from continuing operations of the in-process research and development (“IPR&D”) charges recorded in fiscal 2007 primarily related to the TriPath acquisition, and in fiscal 2006 related to the GeneOhm acquisition.

  (2) Represents the effect on diluted earnings per share from continuing operations in fiscal 2006 related to proceeds received from insurance settlements associated with the Company’s previously owned latex glove business.

Segment Results

In the BD Medical segment, worldwide revenues for the quarter were $868 million, representing an increase of 11 percent from the prior year period. For the full fiscal year ended September 30, 2007, the BD Medical segment reported 10 percent revenue growth to $3.421 billion. Strong sales in the Pharmaceutical Systems unit continued to significantly contribute to the growth of the segment.

In the BD Diagnostics segment, worldwide revenues for the quarter were $498 million, representing an increase of 16 percent from the prior year’s quarter. This growth includes $29 million of revenues from TriPath, a maker of innovative solutions to improve the clinical management of cancer, which was acquired at the end of the first quarter of fiscal 2007. For the full fiscal year ended September 30, 2007, the BD Diagnostics segment reported revenue growth of 11 percent to $1.905 billion, which includes $88 million of revenues from TriPath.

In the BD Biosciences segment, worldwide revenues for the quarter were $285 million, representing an increase of 14 percent from the prior year period. Sales of flow cytometry and bioimaging instruments, flow cytometry reagents, and advanced bioprocessing products contributed to growth. For the full fiscal year ended September 30, 2007, the BD Biosciences segment reported 13 percent revenue growth to $1.034 billion, resulting from continued strong sales of those same products.

Geographic Results

Fourth quarter revenues in the U.S. were $790 million, representing an increase of 12 percent over the prior year period. Revenues outside the U.S. were $861 million, representing an increase of 13 percent over the prior year period, and reflected an estimated 5 percent favorable impact from foreign currency translation.

For the full fiscal year ended September 30, 2007, revenues in the U.S. were $3.033 billion, representing an increase of 11 percent over the prior year period. Revenues outside of the U.S. were $3.327 billion, representing an increase of 11 percent over the prior year period, and reflected an estimated 5 percent favorable impact from foreign currency translation.

Fiscal 2008 Outlook for Full Year

The Company estimates that diluted earnings per share from continuing operations for the full fiscal year 2008 will increase approximately 10 to 12 percent over diluted earnings per share from continuing operations, excluding specified items, of $3.84 for the fiscal year 2007.

Conference Call Information

A conference call regarding BD’s fourth fiscal quarter and full year results and its expectations for fiscal year 2008 will be broadcast live on BD’s website, www.bd.com/investors, at 10:00 a.m. (ET) Thursday, November 1, 2007. The conference call will be available for replay through the close of business on November 8, 2007 on BD’s website, www.bd.com/investors, or at 1-800-475-6701 (domestic) and 1-320-365-3844 (international), access code 889224.

This news release contains certain non-GAAP financial measures. A reconciliation of these and other measures to the comparable GAAP measures is included in this release and in the attached financial tables.

About BD

BD, a leading global medical technology company that manufactures and sells medical devices, instrument systems and reagents, is dedicated to improving people’s health throughout the world. BD is focused on improving drug therapy, enhancing the quality and speed of diagnosing infectious diseases, and advancing research and discovery of new drugs and vaccines. The Company’s capabilities are instrumental in combating many of the world’s most pressing diseases. Founded in 1897 and headquartered in Franklin Lakes, New Jersey, BD employs approximately 28,000 people in approximately 50 countries throughout the world. The Company serves healthcare institutions, life science researchers, clinical laboratories, industry and the general public. For more information, please visit www.bd.com.

***

This press release, including the section entitled “Fiscal 2008 Outlook for Full Year,” contains certain estimates and other forward-looking statements (as defined under Federal securities laws) regarding BD’s performance, including future revenues, earnings per share and income, or events or developments that BD expects to occur or anticipates occurring in the future. All such statements are based upon current expectations of BD and involve a number of business risks and uncertainties. Actual results could vary materially from anticipated results described, implied or projected in any forward-looking statement. With respect to forward-looking statements contained herein, factors that could cause actual results to vary materially from any forward-looking statement include, but are not limited to: competitive factors; pricing and market share pressures; changes in interest or foreign currency exchange rates; difficulties inherent in product development and delays in product introductions; changes in regional, national or foreign economic conditions; further increases in energy costs and their effect on, among other things, the cost of producing BD’s products; fluctuations in costs and availability of raw materials and in BD’s ability to maintain favorable supplier arrangements and relationships; uncertainties of litigation (as described in BD’s filings with the Securities and Exchange Commission); the effects of potential pandemic diseases; changes in healthcare or other governmental regulation; and issuance of new or revised accounting standards, as well as other factors discussed in this press release and in BD’s filings with the Securities and Exchange Commission. We do not intend to update any forward-looking statements to reflect events or circumstances after the date hereof except as required by applicable laws or regulations.

BECTON DICKINSON AND COMPANY
CONSOLIDATED INCOME STATEMENTS
(Unaudited; Amounts in thousands, except per-share data)

	Three Months Ended September 30,
	2007	2006	% Change

REVENUES	$1,651,101	$1,462,616	12.9

Cost of products sold	807,377	709,038	13.9
Selling and administrative	399,525	378,252	5.6
Research and development	100,430	82,399	21.9
TOTAL OPERATING COSTS
AND EXPENSES	1,307,332	1,169,689	11.8

OPERATING INCOME	343,769	292,927	17.4

Interest expense	(10,268)	(14,056)	(26.9)
Interest income	9,083	15,488	(41.4)
Other expense, net	(4,334)	(4,763)	(9.0)

INCOME FROM CONTINUING OPERATIONS BEFORE
INCOME TAXES	338,250	289,596	16.8

Income tax provision	89,142	72,716	22.6

INCOME FROM CONTINUING OPERATIONS	249,108	216,880	14.9

INCOME/(LOSS) FROM DISCONTINUED OPERATIONS
NET OF INCOME TAX PROVISION/(BENEFIT) OF
$1,176 AND $(20,695), RESPECTIVELY	1,923	(42,901)	NM

NET INCOME	$251,031	$173,979	44.3

EARNINGS PER SHARE

Basic:
Income from continuing operations	$1.02	$0.88	15.9
Income/(loss) from discontinued operations	$0.01	$(0.17)	NM
Net income	$1.03	$0.71	45.1

Diluted:
Income from continuing operations	$0.98	$0.85	15.3
Income/(loss) from discontinued operations	$0.01	$(0.17)	NM
Net income	$0.99	$0.68	45.6

AVERAGE SHARES OUTSTANDING

Basic	243,841	245,522
Diluted	253,009	254,843

NM - Not Meaningful

BECTON DICKINSON AND COMPANY
CONSOLIDATED INCOME STATEMENTS
(Unaudited; Amounts in thousands, except per-share data)

	Twelve Months Ended September 30,
	2007	2006	% Change

REVENUES	$6,359,708	$5,738,017	10.8

Cost of products sold	3,071,921	2,793,265	10.0
Selling and administrative	1,602,404	1,448,166	10.7
Research and development	360,050	301,872	19.3
Acquired in-process research and development	122,133	53,300	NM
TOTAL OPERATING COSTS
AND EXPENSES	5,156,508	4,596,603	12.2

OPERATING INCOME	1,203,200	1,141,414	5.4

Interest expense	(46,420)	(66,046)	(29.7)
Interest income	46,221	59,296	(22.1)
Other expense, net	944	(8,762)	NM

INCOME FROM CONTINUING OPERATIONS BEFORE
INCOME TAXES	1,203,945	1,125,902	6.9

Income tax provision	347,778	310,792	11.9

INCOME FROM CONTINUING OPERATIONS	856,167	815,110	5.0

INCOME (LOSS) FROM DISCONTINUED OPERATIONS
NET OF INCOME TAX PROVISION/(BENEFIT) OF
$15,242 AND $(32,823), RESPECTIVELY	25,085	(62,830)	NM

NET INCOME	$881,252	$752,280	17.1

EARNINGS PER SHARE

Basic:
Income from continuing operations	$3.50	$3.30	6.1
Income (loss) from discontinued operations	$0.10	$(0.25)	NM
Net income (1)	$3.60	$3.04	18.4

Diluted:
Income from continuing operations	$3.36	$3.18	5.7
Income (loss) from discontinued operations	$0.10	$(0.24)	NM
Net income (1)	$3.46	$2.93	18.1

AVERAGE SHARES OUTSTANDING

Basic	244,929	247,067
Diluted	254,810	256,554

NM - Not Meaningful

(1) Total per share amounts may not add due to rounding.

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL INFORMATION
Twelve Months Ended September 30,
(Unaudited; Amounts in thousands, except per-share data)

	2007
	As	TriPath	Plasso	Excluding
	Reported	IPR&D(1)	IPR&D (1)	Items

Operating Income	$1,203,200	$114,739	$7,394	$1,325,333
as a % of revenues	18.9%			20.8%

Income taxes	347,778	-	-	347,778
effective tax rate	28.9%			26.2%

Income from continuing operations	856,167	114,739	7,394	978,300
as a % of revenues	13.5%			15.4%

Diluted earnings per share
Income from continuing operations	$3.36	$0.45	$0.03	$3.84

(1)	Represents the acquired in-process research and development charges of $114,739 and $7,394 related to the TriPath and Plasso acquisitions, respectively.

	2006
	As	Insurance	GeneOhm	Excluding
	Reported	Settlement (1)	IPR&D (2)	Items

Selling and administrative	$1,448,166	$17,000	$-	$1,465,166
as a % of revenues	25.2%			25.5%

Operating Income	1,141,414	(17,000)	53,300	1,177,714
as a % of revenues	19.9%			20.5%

Income taxes	310,792	(6,460)	-	304,332
effective tax rate	27.6%			26.2%

Income from continuing operations	815,110	(10,540)	53,300	857,870
as a % of revenues	14.2%			15.0%

Diluted earnings per share
Income from continuing operations (3)	$3.18	$(0.04)	$0.21	$3.34

(1)	Represents the effect in 2006 related to proceeds received from insurance settlements in connection with the Company's previously owned latex glove business.

(2)	Represents the acquired in-process research and development charge of $53,300 related to the GeneOhm acquisition.

(3)	Total per share amounts may not add due to rounding.

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL REVENUE INFORMATION
REVENUES BY SEGMENT AND GEOGRAPHIC AREA
(Unaudited; Amounts in thousands)

	Three Months Ended September 30,
	2007	2006	% Change

BD MEDICAL
United States	$392,166	$361,198	8.6
International	476,128	422,616	12.7
TOTAL	$868,294	$783,814	10.8

BD DIAGNOSTICS
United States	$272,743	$232,343	17.4
International	225,206	196,523	14.6
TOTAL	$497,949	$428,866	16.1

BD BIOSCIENCES
United States	$125,367	$110,319	13.6
International	159,491	139,617	14.2
TOTAL	$284,858	249,936	14.0

TOTAL REVENUES
United States	$790,276	$703,860	12.3
International	860,825	758,756	13.5
TOTAL	$1,651,101	$1,462,616	12.9

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL REVENUE INFORMATION
REVENUES BY SEGMENT AND GEOGRAPHIC AREA
(Unaudited; Amounts in thousands)
	Twelve Months Ended September 30,
	2007	2006	% Change

BD MEDICAL
United States	$1,538,308	$1,418,077	8.5
International	1,882,362	1,688,569	11.5
TOTAL	$3,420,670	$3,106,646	10.1

BD DIAGNOSTICS
United States	$1,054,388	$919,071	14.7
International	850,717	796,019	6.9
TOTAL	$1,905,105	$1,715,090	11.1

BD BIOSCIENCES
United States	$440,309	$402,196	9.5
International	593,624	514,085	15.5
TOTAL	$1,033,933	$916,281	12.8

TOTAL REVENUES
United States	$3,033,005	$2,739,344	10.7
International	3,326,703	2,998,673	10.9
TOTAL	$6,359,708	$5,738,017	10.8

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL REVENUE INFORMATION
REVENUES BY BUSINESS SEGMENTS AND UNITS
Three Months Ended September 30,
(Unaudited; Amounts in thousands)

	United States
	2007	2006	% Change

BD MEDICAL
Medical Surgical Systems	$243,427	$231,932	5.0
Diabetes Care	98,384	90,789	8.4
Pharmaceutical Systems	44,376	32,856	35.1
Ophthalmic Systems	5,979	5,621	6.4
TOTAL	$392,166	$361,198	8.6

BD DIAGNOSTICS
Preanalytical Systems	$138,203	$131,838	4.8
Diagnostic Systems	134,540	100,505	33.9
TOTAL	$272,743	$232,343	17.4

BD BIOSCIENCES
Discovery Labware	$40,234	$37,377	7.6
Immunocytometry Systems	64,232	52,679	21.9
Pharmingen	20,901	20,263	3.1
TOTAL	$125,367	$110,319	13.6

TOTAL UNITED STATES	$790,276	$703,860	12.3

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL REVENUE INFORMATION
REVENUES BY BUSINESS SEGMENTS AND UNITS
Three Months Ended September 30, (continued)
(Unaudited; Amounts in thousands)

	International
			% Change
	2007	2006	Reported	FX Neutral	FX Impact

BD MEDICAL
Medical Surgical Systems	$233,366	$215,951	8.1	2.0	6.1
Diabetes Care	82,851	75,337	10.0	4.5	5.5
Pharmaceutical Systems	149,023	121,886	22.3	15.9	6.4
Ophthalmic Systems	10,888	9,442	15.3	8.9	6.4
TOTAL	$476,128	$422,616	12.7	6.6	6.1

BD DIAGNOSTICS
Preanalytical Systems	$122,337	$107,399	13.9	7.5	6.4
Diagnostic Systems	102,869	89,124	15.4	10.3	5.1
TOTAL	$225,206	$196,523	14.6	8.8	5.8

BD BIOSCIENCES
Discovery Labware	$32,976	$30,601	7.8	3.1	4.7
Immunocytometry Systems	105,403	89,768	17.4	12.6	4.8
Pharmingen	21,112	19,248	9.7	4.6	5.1
TOTAL	$159,491	$139,617	14.2	9.4	4.8

TOTAL INTERNATIONAL	$860,825	$758,756	13.5	7.7	5.8

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL REVENUE INFORMATION
REVENUES BY BUSINESS SEGMENTS AND UNITS
Three Months Ended September 30, (continued)
(Unaudited; Amounts in thousands)

	Total
			% Change
	2007	2006	Reported	FX Neutral	FX Impact

BD MEDICAL
Medical Surgical Systems	$476,793	$447,883	6.5	3.5	3.0
Diabetes Care	181,235	166,126	9.1	6.6	2.5
Pharmaceutical Systems	193,399	154,742	25.0	20.0	5.0
Ophthalmic Systems	16,867	15,063	12.0	7.9	4.1
TOTAL	$868,294	783,814	10.8	7.5	3.3

BD DIAGNOSTICS
Preanalytical Systems	$260,540	$239,237	8.9	6.0	2.9
Diagnostic Systems	237,409	189,629	25.2	22.8	2.4
TOTAL	$497,949	428,866	16.1	13.4	2.7

BD BIOSCIENCES
Discovery Labware	$73,210	$67,978	7.7	5.6	2.1
Immunocytometry Systems	169,635	142,447	19.1	16.0	3.1
Pharmingen	42,013	39,511	6.3	3.8	2.5
TOTAL	$284,858	249,936	14.0	11.3	2.7

TOTAL REVENUES	$1,651,101	$1,462,616	12.9	9.9	3.0

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL REVENUE INFORMATION
REVENUES BY BUSINESS SEGMENTS AND UNITS
Twelve Months Ended September 30,
(Unaudited; Amounts in thousands)

	United States
	2007	2006	% Change

BD MEDICAL
Medical Surgical Systems	$954,971	$904,371	5.6
Diabetes Care	378,639	363,298	4.2
Pharmaceutical Systems	180,337	127,896	41.0
Ophthalmic Systems	24,361	22,512	8.2
TOTAL	$1,538,308	$1,418,077	8.5

BD DIAGNOSTICS
Preanalytical Systems	$541,415	$511,948	5.8
Diagnostic Systems	512,973	407,123	26.0
TOTAL	$1,054,388	$919,071	14.7

BD BIOSCIENCES
Discovery Labware	$149,939	$138,205	8.5
Immunocytometry Systems	210,916	186,369	13.2
Pharmingen	79,454	77,622	2.4
TOTAL	$440,309	$402,196	9.5

TOTAL UNITED STATES	$3,033,005	$2,739,344	10.7

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL REVENUE INFORMATION
REVENUES BY BUSINESS SEGMENTS AND UNITS
Twelve Months Ended September 30, (continued)
(Unaudited; Amounts in thousands)

	International
			% Change
	2007	2006	Reported	FX Neutral	FX Impact

BD MEDICAL
Medical Surgical Systems	$909,109	$844,372	7.7	2.8	4.9
Diabetes Care	317,342	293,235	8.2	3.3	4.9
Pharmaceutical Systems	611,563	511,798	19.5	12.5	7.0
Ophthalmic Systems	44,348	39,164	13.2	6.7	6.5
TOTAL	$1,882,362	$1,688,569	11.5	5.9	5.6

BD DIAGNOSTICS
Preanalytical Systems	$465,276	$415,811	11.9	6.2	5.7
Diagnostic Systems	385,441	380,208	1.4	(2.5)	3.9
TOTAL	$850,717	$796,019	6.9	2.0	4.9

BD BIOSCIENCES
Discovery Labware	$127,963	$117,880	8.6	4.4	4.2
Immunocytometry Systems	377,485	316,478	19.3	14.2	5.1
Pharmingen	88,176	79,727	10.6	5.8	4.8
TOTAL	$593,624	$514,085	15.5	10.7	4.8

TOTAL INTERNATIONAL	$3,326,703	$2,998,673	10.9	5.7	5.2

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL REVENUE INFORMATION
REVENUES BY BUSINESS SEGMENTS AND UNITS
Twelve Months Ended September 30, (continued)
(Unaudited; Amounts in thousands)

	Total
			% Change
	2007	2006	Reported	FX Neutral	FX Impact

BD MEDICAL
Medical Surgical Systems	$1,864,080	$1,748,743	6.6	4.2	2.4
Diabetes Care	695,981	656,533	6.0	3.8	2.2
Pharmaceutical Systems	791,900	639,694	23.8	18.2	5.6
Ophthalmic Systems	68,709	61,676	11.4	7.3	4.1
TOTAL	$3,420,670	$3,106,646	10.1	7.1	3.0

BD DIAGNOSTICS
Preanalytical Systems	$1,006,691	$927,759	8.5	5.9	2.6
Diagnostic Systems	898,414	787,331	14.1	12.2	1.9
TOTAL	$1,905,105	$1,715,090	11.1	8.8	2.3

BD BIOSCIENCES
Discovery Labware	$277,902	$256,085	8.5	6.6	1.9
Immunocytometry Systems	588,401	502,847	17.0	13.8	3.2
Pharmingen	167,630	157,349	6.5	4.1	2.4
TOTAL	$1,033,933	$916,281	12.8	10.1	2.7

TOTAL REVENUES	$6,359,708	$5,738,017	10.8	8.1	2.7